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                                                                      Exhibit 17

                                      PROXY

                  PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 5, 2000

                  The undersigned hereby appoints Greg Maddox and Jeff Laroche his/her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Pacific Capital U.S. Treasury Securities (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on July 5, 2000, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

                  Approval of the reorganization of the Fund into the Pacific Capital Diversified Fixed Income Fund.

                  [ ] FOR               [ ]  AGAINST             [ ]  ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                   Dated __________,  2000

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                                   Name of Shareholder(s) - Please print or type

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                                   Signature(s) of Shareholder(s)

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                                   Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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